77Q1:

Registrant incorporates by reference the following documents:

(a) Articles of Incorporation, are incorporated by reference to Registrant's Post-Effective Amendment No. 67 to its Registration Statement filed on February 28, 2000, Post-Effective Amendment No. 72 filed April 27, 2001, Post-Effective Amendment No. 73 filed December 31, 2001, File No. 002-75503, Post-Effective Amendment No. 74 filed March 1, 2002, File No. 002-75503 and Post-Effective Amendment No. 77 filed February 14, 2003, File No. 002-75503.

Bylaws are incorporated by reference to Registrant's Post-Effective Amendment No. 67 to its Registration Statement filed on February 28, 2000, File No. 002-75503.

        (c) Instruments Defining Rights of Security Holders, is incorporated by reference to Registrant's Post-Effective Amendment No. 67 to its Registration Statement filed on February 28, 2000, File No. 002-75503.

(e)(1) Investment Advisory Agreement, including all amendments thereto, is incorporated by reference to Registrant's Post-Effective Amendment No. 64 to the Registration Statement filed on July 22, 1999, File No. 002-75503 and Registrant's Post-Effective Amendment No. 76 to the Registration Statement filed on April 26, 2002, File No. 002-75503.

(e)(2) Sub-Advisory Agreement on behalf of Maxim Ariel MidCap Value Portfolio is incorporated by reference to Registrant's Post-Effective Amendment No. 72 to its Registration Statement filed on April 27, 2001, File No. 002-75503.

(e)(3) Sub-Advisory Agreement on behalf of Maxim Ariel Small-Cap Value Portfolio, including all amendments thereto, is incorporated by reference to Registrant's Post-Effective Amendment No. 72 to its Registration Statement filed on April 27, 2001, File No. 002-75503.

        (e)(4) Sub-Advisory Agreement on behalf of Maxim Stock Index, Maxim Index 600, Maxim Index 400, Maxim Growth Index, Maxim Value Index, Maxim Index European and Maxim Index Pacific Portfolios is incorporated by reference to Registrant's Post-Effective Amendment No. 76 to the Registration Statement filed on April 26, 2002, File No. 002-75503.

        (e)(5) Sub-Advisory Agreement on behalf of Maxim Founders Growth & Income Portfolio is incorporated by reference to Post-Effective Amendment No. 55 to the Registration Statement filed on April 30, 1998. The amendment thereto is incorporated by reference to Registrant's Post-Effective Amendment No. 72 to its Registration Statement filed on April 27, 2001, File No. 002-75503.

        (e)(6) Sub-Advisory Agreements on behalf of Maxim INVESCO ADR, Maxim INVESCO Balanced and Maxim INVESCO Small-Cap Growth Portfolios and all amendments thereto are incorporated by reference to Registrant's Post-Effective Amendment No. 72 to its Registration Statement filed on April 27, 2001, File No. 002-75503.

        (e)(7) Sub-Advisory Agreement on behalf of Maxim Loomis Sayles Corporate Bond and Maxim Loomis Sayles Small-Cap Value Portfolios is incorporated by reference to Post-Effective Amendment No. 70 to the Registration Statement filed on March 1, 2001, File No. 002-75503.

        (e)(8) Sub-Advisory Agreement on behalf of Maxim Global Bond Portfolio is incorporated by reference to Post-Effective Amendment No. 64 to the Registration Statement filed on July 22, 1999, File No. 002-75503 and.

        (e)(9) Sub-Advisory Agreement on behalf of Maxim Templeton(R) International Equity Portfolio and all amendments thereto is incorporated by reference to Registrant's Post-Effective Amendment No. 72 to its Registration Statement filed on April 27, 2001, File No. 002-75503.

        (e)(10) Sub-Advisory Agreement on behalf of Maxim T. Rowe Price Equity-Income Portfolio and all amendments thereto is incorporated by reference to Registrant's Post-Effective Amendment No. 72 to its Registration Statement filed on April 27, 2001, File No. 002-75503.

        (e)(11) Sub-Advisory Agreement on behalf of Maxim T. Rowe Price MidCap Growth Portfolio is incorporated by reference to Post-Effective Amendment No. 55 to the Registration Statement filed on April 30, 1998, File No. 002-75503. Amendment thereto is incorporated by reference to Registrant's Post-Effective Amendment No. 72 to its Registration Statement filed on April 27, 2001, File No. 002-75503.